MERRILL LYNCH
MINNESOTA
MUNICIPAL
BOND FUND

[FUND LOGO]

STRATEGIC
         Performance

Semi-Annual Report
January 31, 1997



Officers and Trustees

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Minnesota
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                    #16187 -- 1/97



Merrill Lynch Minnesota Municipal Bond Fund             January 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
Long-term fixed-income bond yields generally declined over the six months ended January 31, 1997. Initially, US Treasury bond yields declined over 45 basis points (0.45%) to 6.45% by late November as low employment growth and continued low inflation combined to support lower bond yields. Concurrently, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 20 basis points to approximately 5.80%. However, signs of increased economic activity and renewed inflation fears pushed bond yields up for the remainder of the period. By the end of January 1997, US Treasury bond yields rose 35 basis points to end the period at approximately 6.80%. Similarly, long-term municipal revenue bond yields rose approximately 20 basis points from their lows in late November to approximately 6.00%. During the six months ended January 31, 1997, US Treasury bond yields declined approximately 10 basis points, while tax-exempt bond yields were essentially unchanged.

Recently, tax-exempt bond yields underperformed their taxable counterparts despite a continued strong supply position. During the six-month period ended January 31, 1997, over $88 billion in long-term tax-exempt bonds was underwritten, essentially unchanged from issuance a year ago. Approximately $50 billion in new municipal bonds was issued during the three-month period ended January 31, 1997, representing a decline of over 5% compared to the same period in 1996. This declining trend in bond issuance was even more apparent recently. Slightly more than $10 billion in long-term bonds was issued in January 1997, a decrease of over 15% compared to January 1996 issuance.

The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. The historic strength of the US equity market has attracted significant investor interest. Additionally, as tax-exempt bond yields declined again below 6%, some investors temporarily lost interest in the municipal bond market. If interest rates continue to decline, as they did at the end of 1994 and throughout 1995, investors, in general, will quickly adjust to the new levels. The tax advantages generated by municipal bonds quickly outweigh low nominal yields and investor demand increases.

The Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions.

However, the US Treasury bond market's recent relatively strong performance resulted in municipal bonds becoming a particularly attractive investment alternative. At current levels, long-term tax-exempt revenue bonds yield over 88% of comparable US Treasury bond yields. Current levels make tax-advantaged products more attractive than they were at mid-year when yield ratios declined to approximately 85%. For example, to an investor in the 36% Federal income tax bracket, a current tax-exempt bond yield of 6% represents a taxable equivalent yield of approximately 9.37%.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion -- $175 billion range. Investor demand is also expected to regain its former strength, with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion -- $185 billion range. This overall balance suggests that the positive technical backdrop the municipal bond market enjoyed in 1996 could continue in 1997. However, it is likely that seasonal factors may temporarily distort this overall balanced technical scenario. During periods of reduced bond issuance, the ease and ability to purchase tax-advantaged products at their current attractive levels may be greatly restricted.

Portfolio Strategy
During the six-month period ended January 31, 1997, we primarily maintained the defensive posture of the Fund which we adopted in mid-1996. Our principal strategy was to favor higher-couponed issues over more interest rate-sensitive securities that have greater potential for capital appreciation. We believed that tax-exempt interest rates would fluctuate in a broad range and larger-couponed securities would offer both greater principal preservation and generous tax-exempt income. In addition, we maintained minimal cash reserves in recent months to further augment shareholder income.

New long-term bond issuance in Minnesota was lower than that in the national marketplace. During the six months ended January 31, 1997, over $1.6 billion in municipal bonds was issued by Minnesota municipalities, a decline of 5.0% compared to the same period in 1996. Likewise, during the three months ended January 31, 1997, just over $750 million in municipal bonds was issued in Minnesota, a decline of 23.5% compared to same period in 1996. This decline in new bond supply was perhaps the major determining factor in our decision to maintain a fully invested position.

We believe that economic growth should slow by mid-1997, perhaps aided by an increase in interest rates by the Federal Reserve Board. Slower growth, combined with continued low inflation, may result in materially lower interest rates. Additionally, the prospect for further Federal deficit reduction may provide a positive backdrop for more significant declines in long-term bond yields. Signs that such a scenario is developing would trigger us to move to a more aggressive strategy for the Fund, utilizing more interest rate-sensitive issues in order to enhance the Fund's principal appreciation. At the same time, however, we will still seek to generate an attractive level of tax-exempt income.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Minnesota Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERT D. SNEEDEN
Robert D. Sneeden
Portfolio Manager

March 10, 1997

We are pleased to announce that Robert D. Sneeden is responsible for the day-to-day management of Merrill Lynch Minnesota Municipal Bond Fund. Mr. Sneeden has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1994 as Portfolio Manager. Prior thereto, he was Vice President with Lehman Brothers from 1990 to 1994.



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

(bullet) Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

(bullet) Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

(bullet) Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

(bullet) Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                                        12 Month       3 Month
                                               1/31/97      10/31/96      1/31/96       % Change      % Change
Class A Shares*                                $10.43        $10.39       $10.68        -2.34%        +0.38%
Class B Shares*                                 10.43         10.39        10.68        -2.34         +0.38
Class C Shares*                                 10.43         10.40        10.68        -2.34         +0.29
Class D Shares*                                 10.44         10.40        10.68        -2.25         +0.38
Class A Shares -- Total Return*                                                         +2.77(1)      +1.70(2)
Class B Shares -- Total Return*                                                         +2.24(3)      +1.57(4)
Class C Shares -- Total Return*                                                         +2.14(5)      +1.45(6)
Class D Shares -- Total Return*                                                         +2.76(7)      +1.68(8)
Class A Shares -- Standardized 30-day Yield      4.46%
Class B Shares -- Standardized 30-day Yield      4.14%
Class C Shares -- Standardized 30-day Yield      4.03%
Class D Shares -- Standardized 30-day Yield      4.36%

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.533 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.142 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.480 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.128 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.469 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.125 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.523 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.140 per share ordinary income dividends.





Performance Summary -- Class A Shares

                                     Net Asset Value           Capital Gains
Period Covered                  Beginning        Ending         Distributed        Dividends Paid*        % Change**
3/27/92 -- 12/31/92             $10.00          $10.34             --                 $0.500               + 8.55%
1993                             10.34           10.92           $0.081                0.636               +12.81
1994                             10.92            9.69             --                  0.558               - 6.27
1995                              9.69           10.69             --                  0.550               +16.33
1996                             10.69           10.45             --                  0.527               + 2.84
1/1/97 -- 1/31/97                10.45           10.43             --                  0.038               + 0.26
                                                           Total $0.081         Total $2.809
                                                                    Cumulative total return as of 1/31/97: +37.66%**

 *  Figures may include short-term capital gains distributions.
**  Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.





Performance Summary -- Class B Shares

                                    Net Asset Value            Capital Gains
Period Covered                  Beginning        Ending         Distributed        Dividends Paid*        % Change**
3/27/92 -- 12/31/92             $10.00          $10.34             --                 $0.460               + 8.13%
1993                             10.34           10.92           $0.081                0.581               +12.24
1994                             10.92            9.70             --                  0.506               - 6.65
1995                              9.70           10.69             --                  0.497               +15.62
1996                             10.69           10.45             --                  0.474               + 2.31
1/1/97 -- 1/31/97                10.45           10.43             --                  0.034               + 0.21
                                                           Total $0.081         Total $2.552
                                                                    Cumulative total return as of 1/31/97: +34.31%**

 *  Figures may include short-term capital gains distributions.
**  Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class C Shares

                                    Net Asset Value            Capital Gains
Period Covered                  Beginning        Ending         Distributed        Dividends Paid*        % Change**
10/21/94 -- 12/31/94             $9.99           $9.70              --                 $0.095               - 1.94%
1995                              9.70           10.69              --                  0.485               +15.49
1996                             10.69           10.45              --                  0.463               + 2.21
1/1/97 -- 1/31/97                10.45           10.43              --                  0.034               + 0.21
                                                                                 Total $1.077
                                                                     Cumulative total return as of 1/31/97: +15.99%**

 *  Figures may include short-term capital gains distributions.
**  Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class D Shares

                                    Net Asset Value            Capital Gains
Period Covered                  Beginning        Ending         Distributed        Dividends Paid*        % Change**
10/21/94 -- 12/31/94             $9.99           $9.70              --                 $0.106               - 1.83%
1995                              9.70           10.70              --                  0.540               +16.20
1996                             10.70           10.46              --                  0.517               + 2.74
1/1/97 -- 1/31/97                10.46           10.44              --                  0.037               + 0.25
                                                                                 Total $1.200
                                                                     Cumulative total return as of 1/31/97: +17.49%**

 *  Figures may include short-term capital gains distributions.
**  Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                           % Return Without       % Return With
                             Sales Charge         Sales Charge**
Class A Shares*
Year Ended 12/31/96             +2.84%                -1.28%
Inception (3/27/92)
through 12/31/96                +6.88                 +5.97

 *  Maximum sales charge is 4%.
**  Assuming maximum sales charge.



                               % Return             % Return
                             Without CDSC          With CDSC**
Class B Shares*
Year Ended 12/31/96              +2.31%              -1.60%
Inception (3/27/92)
through 12/31/96                 +6.34               +6.34

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**  Assuming payment of applicable contingent deferred sales charge.



                                  % Return             % Return
                                Without CDSC          With CDSC**
Class C Shares*
Year Ended 12/31/96                +2.21%                +1.23%
Inception (10/21/94)
through 12/31/96                   +6.89                 +6.89

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**  Assuming payment of applicable contingent deferred sales charge.



                            % Return Without          % Return With
                              Sales Charge            Sales Charge**
Class D Shares*
Year Ended 12/31/96               +2.74%                 -1.37%
Inception (10/21/94)
through 12/31/96                  +7.50                  +5.52

 *  Maximum sales charge is 4%.
**  Assuming maximum sales charge.





Merrill Lynch Minnesota Municipal Bond Fund                                                                        January 31, 1997

SCHEDULE OF INVESTMENTS                                                                                               (in Thousands)

  S&P   Moody's   Face                                                                                                       Value
Ratings Ratings  Amount                                      Issue                                                         (Note 1a)

Minnesota -- 98.3%
NR*     A3       $1,475   Alexandria, Minnesota, Independent School District No. 206, UT, Series A, 6.30% due
                          2/01/2003 (g)                                                                                      $1,593
A1+     Aa3       2,225   Anoka County, Minnesota, Solid Waste Disposal Revenue Bonds (National Rural Utilities),
                          AMT, Series A, 6.95% due 12/01/2008                                                                 2,394
A1+     NR*         400   Beltrami County, Minnesota, Environmental Control Revenue Refunding Bonds
                          (Northwood Panelboard Co. Project), VRDN, 12.90% due 12/01/2021 (a)                                   400
NR*     Baa1      1,000   Clay County, Minnesota, Housing and Redevelopment Authority, Lease Revenue Bonds,
                          6.50% due 2/01/2014                                                                                 1,020
A-      NR*       1,000   Cloquet, Minnesota, PCR, Refunding (Potlatch Corporation Projects), 5.90% due 10/01/2026            1,005
AAA     NR*       3,530   Coon Rapids, Minnesota, M/F Housing Revenue Refunding Bonds (Browns Meadow),
                          AMT, 6.85% due 8/01/2033 (h)                                                                        3,639
A1+     Aa3       1,000   Hubbard County, Minnesota, Solid Waste Disposal Revenue Bonds (Potlatch Corporation
                          Project), VRDN, AMT, 3.55% due 8/01/2014 (a)                                                        1,000
NR*     Aa        1,120   Maple Grove, Minnesota, GO, Improvement, UT, Series A, 5.20% due 2/01/2017                          1,071
A-      A         2,000   Minneapolis and Saint Paul, Minnesota, Housing and Redevelopment Authority,
                          Health Care System Revenue Bonds (Group Health Plan Incorporated Project), 6.90%
                          due 10/15/2022                                                                                      2,159
AAA     Aaa       1,500   Minneapolis, Minnesota, Sales Tax Refunding Bonds, GO, UT, 6.25% due 4/01/2012                      1,592
AAA     Aaa       1,300   Minnesota Public Facilities Authority, Water, PCR, Series A, 6.50% due 3/01/2014                    1,401
AAA     Aaa       2,250   Minnesota Public Facilities Authority, Water, PCR, Series B, 5% due 3/01/2017                       2,114
AA+     Aaa       1,500   Minnesota State, GO, UT, 6% due 10/01/2014                                                          1,556
                          Minnesota State, HFA, S/F Mortgage:
AA+     Aa        1,750   AMT, Series E, 6.85% due 1/01/2024                                                                  1,818
AA      Aa        1,450   AMT, Series L, 6.70% due 7/01/2020                                                                  1,498
AA+     Aa          830   Series A, 6.95% due 7/01/2016                                                                         874
AA+     Aa        1,620   Series D-1, 6.50% due 1/01/2017                                                                     1,678
AAA     NR*       1,000   Minnesota State Higher Educational Facilities Authority, Mortgage Revenue Bonds
                          (Augsburg College), Series 3-G, 6.50% due 1/01/2011 (c)                                             1,051
                          Minnesota State Higher Educational Facilities Authority, Revenue Refunding Bonds
                          (Macalester College), Series 3-J:
AA-     Aa          550   6.30% due 3/01/2014                                                                                   578
AA-     Aa        2,250   6.40% due 3/01/2022                                                                                 2,374
AA      Aa1       2,000   North Saint Paul, Minnesota, Maplewood Independent School District No. 622, Refunding
                          Bonds, UT, Series A, 5.12% due 2/01/2020                                                            1,903
A       A           890   Northern Minnesota Municipal Power Agency, Electric System Revenue Refunding Bonds,
                          Series A, 7.25% due 1/01/2016                                                                         943
NR*     A           500   Northfield, Minnesota, College Facilities Revenue Refunding Bonds (Saint Olaf College
                          Project), 6.40% due 10/01/2021                                                                        527
AAA     Aaa       1,000   Prior Lake, Minnesota, Independent School District No. 719, UT, Series A, 5.25%
                          due 2/01/2016 (f)                                                                                     959
AA-     A1          400   Red Wing, Minnesota, PCR (Northern States Power Company Project), VRDN, 3.50%
                          due 3/01/2011 (a)                                                                                     400
AA+     NR*       3,450   Rochester, Minnesota, Health Care Facilities Revenue Bonds (Mayo Foundation), IRS,
                          Series H, 8.20% due 11/15/2015 (i)                                                                  3,635
AAA     Aaa       1,000   Saint Francis, Minnesota, Independent School District No. 015, UT, Series A, 6.35% due
                          2/01/2013 (j)                                                                                       1,068
                          Saint Paul, Minnesota, Housing and Redevelopment Authority Revenue Bonds:
A-      NR*       1,750   Parking, Series A, 6.55% due 8/01/2000 (g)                                                          1,897
A       NR*       3,175   Sales Tax (Civic Center Project), 5.55% due 11/01/2023 (d)                                          3,151
AAA     NR*         880   S/F Mortgage, Refunding, Series C, 6.95% due 12/01/2031 (e)                                           914
AA      Aa        1,125   Saint Paul, Minnesota, Independent School District No. 625, UT, Series B, 6.25%
                          due 2/01/2001 (g)                                                                                   1,198
                          Sartell, Minnesota, Refunding (Champion International):
BBB     Baa1        990   IDR, 6.95% due 7/01/2012                                                                            1,056
BBB     Baa1        665   PCR, 6.95% due 10/01/2012                                                                             709
AAA     Aaa       4,000   Southern Minnesota Municipal Power Agency, Power Supply Systems, Revenue Refunding
                          Bonds, Series A, 6.085%** due 1/01/2024 (b)                                                           843
AAA     Aaa         820   Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series A,
                          6.37% due 1/01/2016 (d)                                                                               884

Total Investments (Cost -- $48,040) -- 98.3%                                                                                 50,902

Other Assets Less Liabilities -- 1.7%                                                                                           888
                                                                                                                            -------
Net Assets -- 100.0%                                                                                                        $51,790
                                                                                                                            =======

(a) The interest rate is subject to change periodically based upon prevailing market rates.
    The interest rate shown is the rate in effect at January 31, 1997.
(b) MBIA Insured.
(c) Insured by Connie Lee.
(d) Escrowed to maturity.
(e) FNMA Collateralized.
(f) FGIC Insured.
(g) Prerefunded.
(h) FHA Insured.
(i) The interest rate is subject to change periodically and inversely based upon prevailing market rates.
    The interest rate shown is the rate in effect at January 31, 1997.
(j) FSA Insured.
  * Not Rated.
 ** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Minnesota Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT  Alternative Minimum Tax (subject to)
GO   General Obligation Bonds
HFA  Housing Finance Agency
IDR  Industrial Development Revenue Bonds
IRS  Inverse Rate Securities
M/F  Multi-Family
PCR  Pollution Control Revenue Bonds
S/F  Single-Family
UT   Unlimited Tax
VRDN Variable Rate Demand Notes

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1997

Assets:              Investments, at value (identified cost -- $48,040,153)(Note 1a)                                    $50,901,794
                     Cash                                                                                                    83,672
                     Receivables:
                     Interest                                                                               $873,227
                     Beneficial interest sold                                                                173,761      1,046,988
                                                                                                        ------------
                     Deferred organization expenses (Note 1e)                                                                 5,221
                     Prepaid registration fees and other assets (Note 1e)                                                    20,046
                                                                                                                        -----------
                     Total assets                                                                                        52,057,721
                                                                                                                        -----------
Liabilities:         Payables:
                     Beneficial interest redeemed                                                            103,694
                     Dividends to shareholders (Note 1f)                                                      39,686
                     Investment adviser (Note 2)                                                              24,956
                     Distributor (Note 2)                                                                     20,188        188,524
                                                                                                        ------------
                     Accrued expenses and other liabilities                                                                  79,161
                                                                                                                        -----------
                     Total liabilities                                                                                      267,685
                                                                                                                        -----------
Net Assets:          Net assets                                                                                         $51,790,036
                                                                                                                        ===========

Net Assets           Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:          shares authorized                                                                                      $51,566
                     Class B Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized                                                                                      425,049
                     Class C Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized                                                                                       11,995
                     Class D Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized                                                                                        7,963
                     Paid-in capital in excess of par                                                                    50,382,269
                     Accumulated realized capital losses on investments -- net (Note 5)                                  (1,140,507)
                     Accumulated distributions in excess of realized capital
                     gains -- net (Note 1f)                                                                                (809,940)
                     Unrealized appreciation on investments -- net                                                        2,861,641
                                                                                                                        -----------
                     Net assets                                                                                         $51,790,036
                                                                                                                        ===========
Net Asset Value:     Class A -- Based on net assets of $5,377,403 and 515,660 shares of
                     beneficial interest outstanding                                                                         $10.43
                                                                                                                        ===========
                     Class B -- Based on net assets of $44,330,407 and 4,250,487 shares of
                     beneficial interest outstanding                                                                         $10.43
                                                                                                                        ===========
                     Class C -- Based on net assets of $1,251,196 and 119,953 shares of
                     beneficial interest outstanding                                                                         $10.43
                                                                                                                        ===========
                     Class D -- Based on net assets of $831,030 and 79,629 shares of
                     beneficial interest outstanding                                                                         $10.44
                                                                                                                        ===========
                     See Notes to Financial Statements.





Statement of Operations

                                                                                                           For the Six Months Ended
                                                                                                                   January 31, 1997
Investment Income       Interest and amortization of premium and discount earned                                         $1,643,893
(Note 1d):

Expenses:               Investment advisory fees (Note 2)                                           $150,727
                        Account maintenance and distribution fees -- Class B (Note 2)                117,863
                        Accounting services (Note 2)                                                  30,813
                        Professional fees                                                             30,508
                        Transfer agent fees -- Class B (Note 2)                                       16,036
                        Registration fees (Note 1e)                                                   10,640
                        Printing and shareholder reports                                               8,744
                        Account maintenance and distribution fees -- Class C (Note 2)                  3,696
                        Pricing fees                                                                   3,030
                        Amortization of organization expenses (Note 1e)                                2,803
                        Custodian fees                                                                 2,212
                        Transfer agent fees -- Class A (Note 2)                                        1,607
                        Trustees' fees and expenses                                                    1,494
                        Transfer agent fees -- Class C (Note 2)                                          426
                        Account maintenance fees -- Class D (Note 2)                                     387
                        Transfer agent fees -- Class D (Note 2)                                          219
                        Other                                                                          1,322
                                                                                                ------------
                        Total expenses                                                                                      382,527
                                                                                                                     --------------
                        Investment income -- net                                                                          1,261,366
                                                                                                                     --------------
Realized &              Realized gain on investments -- net                                                                  89,302
Unrealized Gain on      Change in unrealized appreciation on investments -- net                                             707,874
Investments -- Net                                                                                                   --------------
(Notes 1b, 1d & 3):     Net Increase in Net Assets Resulting from Operations                                             $2,058,542
                                                                                                                     ==============
                        See Notes to Financial Statements.





Statements of Changes in Net Assets
                                                                                                      For the Six        For the
                                                                                                      Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                                   Jan. 31, 1997    July 31, 1996

Operations:              Investment income -- net                                                     $1,261,366      $2,816,420
                         Realized gain (loss) on investments -- net                                       89,302        (284,411)
                         Change in unrealized appreciation on investments -- net                         707,874          93,704
                                                                                                   -------------   -------------
                         Net increase in net assets resulting from operations                          2,058,542       2,625,713
                                                                                                   -------------   -------------
Dividends to             Investment income -- net:
Shareholders             Class A                                                                        (143,105)       (331,165)
(Note 1f):               Class B                                                                      (1,071,694)     (2,408,920)
                         Class C                                                                         (27,385)        (40,224)
                         Class D                                                                         (19,182)        (36,111)
                                                                                                   -------------   -------------
                         Net decrease in net assets resulting from dividends to shareholders          (1,261,366)     (2,816,420)
                                                                                                   -------------   -------------
Beneficial Interest      Net decrease in net assets derived from beneficial interest transactions     (5,490,487)     (3,455,361)
Transactions                                                                                       -------------   -------------
(Note 4):

Net Assets:              Total decrease in net assets                                                 (4,693,311)     (3,646,068)
                         Beginning of period                                                          56,483,347      60,129,415
                                                                                                   -------------   -------------
                         End of period                                                               $51,790,036     $56,483,347
                                                                                                   =============   =============

                         See Notes to Financial Statements.





Financial Highlights
                                                                                                  Class A
                                                                        For the Six
The following per share data and ratios have been derived                  Months
from information provided in the financial statements.                     Ended
                                                                          Jan. 31,             For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                    1997        1996          1995         1994        1993

Per Share            Net asset value, beginning of period                $10.28      $10.31        $10.33       $10.83      $10.58
Operating                                                                ------      ------        ------       ------     -------
Performance:         Investment income -- net                               .27         .54           .55          .55         .58
                     Realized and unrealized gain (loss) on
                     investments -- net                                     .15        (.03)         (.02)        (.35)        .30
                                                                         ------      ------        ------       ------     -------
                     Total from investment operations                       .42         .51           .53          .20         .88
                                                                         ------      ------        ------       ------     -------
                     Less dividends and distributions:
                     Investment income -- net                              (.27)       (.54)         (.55)        (.55)       (.58)
                     Realized gain on investments -- net                     --          --            --           --        (.05)
                     In excess of realized gain on
                     investments -- net                                      --          --            --         (.15)         --
                                                                         ------      ------        ------       ------     -------
                     Total dividends and distributions                     (.27)       (.54)         (.55)        (.70)       (.63)
                                                                         ------      ------        ------       ------     -------
                     Net asset value, end of period                      $10.43      $10.28        $10.31       $10.33      $10.83
                                                                         ======      ======        ======       ======     =======
Total Investment     Based on net asset value per share                    4.10%++     4.98%         5.44%        1.87%       8.71%
Return:**                                                                ======      ======        ======       ======     =======

Ratios to Average    Expenses, net of reimbursement                         .94%*       .84%          .75%         .69%        .45%
Net Assets:                                                              ======      ======        ======       ======     =======
                     Expenses                                               .94%*       .95%          .92%        1.03%       1.04%
                                                                         ======      ======        ======       ======     =======
                     Investment income -- net                              5.06%*      5.16%         5.51%        5.18%       5.56%
                                                                         ======      ======        ======       ======     =======
Supplemental         Net assets, end of period (in thousands)            $5,377      $5,884        $6,936       $8,810     $12,859
Data:                                                                    ======      ======        ======       ======     =======

                     Portfolio turnover                                    8.07%      53.99%        22.36%       58.67%      23.83%
                                                                         ======      ======        ======       ======     =======
                     *  Annualized.
                     ** Total investment returns exclude the effect of sales loads.
                     ++ Aggregate total investment return.

                     See Notes to Financial Statements.


Financial Highlights (continued)
                                                                                                        Class B
                                                                     For the Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,             For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1997        1996          1995         1994        1993

Per Share            Net asset value, beginning of period               $10.28       $10.31       $10.33       $10.83       $10.58
Operating                                                              -------      -------      -------      -------      -------
Performance:         Investment income -- net                              .24          .48          .50          .50          .53
                     Realized and unrealized gain (loss) on
                     investments -- net                                    .15         (.03)        (.02)        (.35)         .30
                                                                       -------      -------      -------      -------      -------
                     Total from investment operations                      .39          .45          .48          .15          .83
                                                                       -------     -------       -------      -------      -------
                     Less dividends and distributions:
                     Investment income -- net                             (.24)       (.48)         (.50)        (.50)        (.53)
                     Realized gain on investments -- net                    --          --            --           --         (.05)
                     In excess of realized gain on investments -- net       --          --            --         (.15)          --
                                                                       -------     -------       -------      -------      -------
                     Total dividends and distributions                    (.24)       (.48)         (.50)        (.65)        (.58)
                                                                       -------     -------       -------      -------      -------
                     Net asset value, end of period                     $10.43      $10.28        $10.31       $10.33       $10.83
                                                                       =======     =======       =======      =======      =======
Total Investment     Based on net asset value per share                   3.83%++     4.44%         4.91%        1.35%        8.16%
Return:**                                                              =======     =======       =======      =======      =======

Ratios to Average    Expenses, net of reimbursement                       1.45%*      1.35%         1.27%        1.21%         .96%
Net Assets:                                                            =======     =======       =======      =======      =======
                     Expenses                                             1.45%*      1.46%         1.44%        1.54%        1.55%
                                                                       =======     =======       =======      =======      =======
                     Investment income -- net                             4.55%*      4.64%         5.00%        4.70%        5.03%
                                                                       =======     =======       =======      =======      =======

Supplemental         Net assets, end of period (in thousands)          $44,331     $48,696       $52,023      $56,960      $54,921
Data:                                                                  =======     =======       =======      =======      =======
                     Portfolio turnover                                   8.07%      53.99%        22.36%       58.67%       23.83%
                                                                       =======     =======       =======      =======      =======
                      *  Annualized.
                     **  Total investment returns exclude the effect of sales loads.
                     ++  Aggregate total investment return.

                     See Notes to Financial Statements.




Financial Highlights (concluded)
                                                                                                             Class C
                                                                                                 For the                  For the
                                                                                                   Six       For the       Period
The following per share data and ratios have been derived                                         Months       Year        Oct. 21,
from information provided in the financial statements.                                            Ended        Ended      1994+ to
                                                                                                 Jan. 31,     July 31,     July 31,
Increase (Decrease) in Net Asset Value:                                                            1997         1996        1995
Per Share           Net asset value, beginning of period                                          $10.28       $10.31       $9.99
Operating                                                                                        -------      -------     -------
Performance:        Investment income-- net                                                          .24          .47         .37
                    Realized and unrealized gain (loss) on investments -- net                        .15         (.03)        .32
                                                                                                 -------      -------     -------
                    Total from investment operations                                                 .39          .44         .69
                                                                                                 -------      -------     -------
                    Less dividends from investment income -- net                                    (.24)        (.47)       (.37)
                                                                                                 -------      -------     -------
                    Net asset value, end of period                                                $10.43       $10.28      $10.31
                                                                                                 =======      =======     =======
Total Investment    Based on net asset value per share                                              3.78%++      4.33%       7.13%++
Return:**                                                                                        =======      =======     =======

Ratios to Average   Expenses, net of reimbursement                                                  1.55%*       1.48%       1.46%*
Net Assets:                                                                                      =======      =======     =======
                    Expenses                                                                        1.55%*       1.57%       1.61%*
                                                                                                 =======      =======     =======
                    Investment income -- net                                                        4.45%*       4.50%       4.70%*
                                                                                                 =======      =======     =======

Supplemental        Net assets, end of period (in thousands)                                      $1,251       $1,219        $375
Data:                                                                                            =======      =======     =======
                    Portfolio turnover                                                              8.07%       53.99%      22.36%
                                                                                                 =======      =======     =======


                                                                                                             Class D
                                                                                                 For the                  For the
                                                                                                   Six       For the       Period
The following per share data and ratios have been derived                                         Months       Year        Oct. 21,
from information provided in the financial statements.                                            Ended        Ended      1994+ to
                                                                                                 Jan. 31,     July 31,     July 31,
Increase (Decrease) in Net Asset Value:                                                            1997         1996        1995

Per Share           Net asset value, beginning of period                                          $10.28       $10.31       $9.99
Operating                                                                                        -------      -------     -------
Performance:        Investment income-- net                                                          .26          .53         .41
                    Realized and unrealized gain (loss) on investments -- net                        .16         (.03)        .32
                                                                                                 -------      -------     -------
                    Total from investment operations                                                 .42          .50         .73
                                                                                                 -------      -------     -------
                    Less dividends from investment income -- net                                    (.26)        (.53)       (.41)
                                                                                                 -------      -------     -------
                    Net asset value, end of period                                                $10.44       $10.28      $10.31
                                                                                                 =======      =======     =======
Total Investment    Based on net asset value per share                                              4.15%++      4.88%       7.57%++
Return:**                                                                                        =======      =======     =======

Ratios to Average   Expenses, net of reimbursement                                                  1.04%*        .94%        .92%*
Net Assets:                                                                                      =======      =======     =======
                    Expenses                                                                        1.04%*       1.05%       1.07%*
                                                                                                 =======      =======     =======
                    Investment income -- net                                                        4.96%*       5.05%       5.27%*
                                                                                                 =======      =======     =======

Supplemental        Net assets, end of period (in thousands)                                        $831         $684        $796
Data:                                                                                            =======      =======     =======
                    Portfolio turnover                                                              8.07%       53.99%      22.36%
                                                                                                 =======      =======     =======
                     *  Annualized.
                    **  Total investment returns exclude the effect of sales loads.
                     +  Commencement of Operations.
                    ++  Aggregate total investment return.

                    See Notes to Financial Statements.




Merrill Lynch Minnesota Municipal Bond Fund             January 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Minnesota Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

(bullet) Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Dis-counts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post- October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                Account            Distribution
            Maintenance Fee            Fee

Class B          0.25%                0.25%
Class C          0.25%                0.35%
Class D          0.10%                 --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                 MLFD          MLPF&S

Class A          $63            $825
Class D          $11            $163

For the six months ended January 31, 1997, MLPF&S received contingent deferred sales charges of $38,166 and $44 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1997 were $4,159,074 and $7,125,903, respectively.

Net realized and unrealized gains as of January 31, 1997 were as follows:

                                Realized       Unrealized
                                 Gains           Gains

Long-term investments           $89,302        $2,861,641
                               ---------       ----------
Total                           $89,302        $2,861,641
                               =========       ==========

As of January 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $2,861,641, of which $2,870,192 related to appreciated securities and $8,551 related to depreciated securities.
The aggregate cost of investments at January 31, 1997 for Federal income tax purposes was $48,040,153.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $5,490,487 and $3,455,361 for the six months ended January 31, 1997 and for the year ended July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the
Six Months Ended                                       Dollar
January 31, 1997                       Shares          Amount

Shares sold                            36,161         $376,450
Shares issued to shareholders
in reinvestment of dividends            7,111           73,824
                                    ---------      -----------
Total issued                           43,272          450,274
Shares redeemed                      (100,220)      (1,043,444)
                                    ---------      -----------
Net decrease                          (56,948)       $(593,170)
                                    =========  S    ===========

Class A Shares for the Year                             Dollar
Ended July 31, 1996                    Shares           Amount

Shares sold                            27,717         $288,349
Shares issued to shareholders
in reinvestment of dividends           16,771          174,647
                                    ---------      -----------
Total issued                           44,488          462,996
Shares redeemed                      (144,883)      (1,510,591)
                                    ---------      -----------
Net decrease                         (100,395)     $(1,047,595)
                                    =========      ===========

Class B Shares for the
Six Months Ended                                        Dollar
January 31, 1997                       Shares           Amount

Shares sold                           173,898       $1,813,217
Shares issued to shareholders
in reinvestment of dividends           55,968          581,126
                                    ---------     ------------
Total issued                          229,866        2,394,343
Automatic conversion
of shares                              (1,594)         (16,601)
Shares redeemed                      (715,861)      (7,425,544)
                                    ---------     ------------
Net decrease                         (487,589)     $(5,047,802)
                                    =========     ============

Class B Shares for the Year                             Dollar
Ended July 31, 1996                    Shares           Amount

Shares sold                           418,920       $4,377,666
Shares issued to shareholders
in reinvestment of dividends          126,666        1,318,894
                                    ---------     ------------
Total issued                          545,586        5,696,560
Automatic conversion of shares         (6,671)         (68,278)
Shares redeemed                      (848,447)      (8,794,304)
                                    ---------     ------------
Net decrease                         (309,532)     $(3,166,022)
                                    =========     ============

Class C Shares for the Six Months                       Dollar
Ended January 31, 1997                 Shares           Amount

Shares sold                            19,894         $206,430
Shares issued to shareholders
in reinvestment of dividends            1,900           19,725
                                    ---------     ------------
Total issued                           21,794          226,155
Shares redeemed                       (20,457)        (212,926)
                                    ---------     ------------
Net increase                            1,337          $13,229
                                    =========     ============

Class C Shares for the Year                             Dollar
Ended July 31, 1996                    Shares           Amount

Shares sold                            87,093         $913,147
Shares issued to shareholders
in reinvestment of dividends            2,971           30,908
                                    ---------     ------------
Total issued                           90,064          944,055
Shares redeemed                        (7,794)         (80,355)
                                    ---------     ------------
Net increase                           82,270         $863,700
                                    =========     ============

Class D Shares for the Six Months                       Dollar
Ended January 31, 1997                 Shares           Amount

Shares sold                            11,558         $120,510
Automatic conversion of shares          1,594           16,601
Shares issued to shareholders
in reinvestment of dividends              751            7,806
                                    ---------     ------------
Total issued                           13,903          144,917
Shares redeemed                          (736)          (7,661)
                                    ---------     ------------
Net increase                           13,167         $137,256
                                    =========     ============

Class D Shares for the Year                             Dollar
Ended July 31, 1996                    Shares           Amount

Shares sold                            47,017         $496,152
Automatic conversion of shares          6,666           68,278
Shares issued to shareholders
in reinvestment of dividends            1,532           15,967
                                    ---------     ------------
Total issued                           55,215          580,397
Shares redeemed                       (65,910)        (685,841)
                                    ---------     ------------
Net decrease                          (10,695)       $(105,444)
                                    =========     ============

5. Capital Loss Carryforward:
At July 31, 1996, the Fund had a net capital loss carryforward of approximately $1,168,000, of which $881,000 expires in 2003 and $287,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.